SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                          Date of Report: July 8, 1999
                        -------------------------------
                        Date of earliest event reported



                         YOCREAM INTERNATIONAL, INC.
             ----------------------------------------------------
             Exact name of registrant as specified in its Charter


            OR                      0-16787                      91-0989395
      -------------               -----------                  --------------
         State of                 Commission                   IRS Employer
      Incorporation               File Number                  Identification
                                                                Number



           5858 N.E. 87th Avenue,            Portland, Oregon           97220
      ------------------------------------------------------------------------
      Address of principal executive office                           Zip Code


      Registrant's telephone number, including area code:    (503) 256-3754





                         INTERNATIONAL YOGURT COMPANY
                       ---------------------------------
                         Former name or former address
                          if changed since last report




                       This filing contains 4 pages

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Item 5.     Other Events.

      On June 29, 1999 the Board of Directors of the Registrant approved a stock buy back plan for up to 50,000 of the Registrant's common shares. The Registrant's common stock is quoted on the Nasdaq Small Cap market under the trading symbol YOCM. These repurchases may occur from time-to-time in the discretion of management in open market transactions over the next several months. The Registrant will cancel all shares repurchased in this manner. The Registrant also issued a press release concerning this stock buy back plan, a copy of which is attached hereto as Exhibit 7(c)(i).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements

            Not Applicable

      (b)   Pro Forma Financial Information

            Not Applicable

      (c)   Exhibits

            (i)   Exhibit 99 Press Release dated as of July 8, 1999.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.


                                    YOCREAM INTERNATIONAL, INC.
                                    (Registrant)


Date:  July 8, 1999                 By:  /s/ John N. Hanna
                                       ----------------------------------------
                                       John N. Hanna, Chief Executive Officer



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                              EXHIBIT INDEX

EXHIBIT

99   Press Release dated July 8, 1999

                                       3
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